UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
VELO3D, INC.
(Name of Registrant as Specified in Its Charter)

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In connection with the filing of the Registrant’s Definitive Proxy Statement on Schedule 14A, due to a clerical error, the Registrant’s Notice of Internet Availability of Proxy Materials (the “Notice”) was inadvertently filed on April 21, 2022 as correspondence with the Securities and Exchange Commission and therefore is not viewable by the public. The Registrant is hereby filing the Notice as Definitive Additional Materials on Schedule 14A to correct such error.

Your **Vote** Counts!

VELO3D, INC.

2022 Annual Meeting
Vote by June 7, 2022
11:59 PM ET

VELO 3D

VELO3D, INC.
511 DIVISION STREET
CAMPBELL, CA 95008

D76464-P65585

You invested in VELO3D, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2022.**

Get informed before you vote

View the 10K Wrap and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2022
1:00 PM PDT

Virtually at:
www.virtualshareholdermeeting.com/VLD2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class I Directors **Nominees:** 01) Carl Bass 02) Benny Buller 03) Ellen Pawlikowski	For
2. Ratification of Appointment of Independent Registered Accounting Firm PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2022.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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D76465-P65585